SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            Berwyn Income Fund, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
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         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------
         3)       Filing Party:
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         4)       Date Filed:
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
                            BERWYN INCOME FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Robert E. Killen and Kevin M. Ryan, or either of them, with power of substitution, are hereby authorized as proxies to represent, and to vote the shares of common stock (the "Shares") of Berwyn Income Fund, Inc. (the "Fund") owned by the undersigned shareholder(s) at the Annual Meeting of Shareholders of the Fund to be held at 11:00 a.m. or immediately following the Annual Meeting of Shareholders of The Berwyn Fund, Inc., which is scheduled for 10:00 a.m. on Friday, March 26, 1999 at 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312 and at any adjournment thereof. The proxies are to vote the Shares of the undersigned as instructed below and in accordance with their judgment on all other matters which may properly come before the meeting. If no specification is made below, this proxy shall be voted in favor of each listed proposal (including each nominee for Director).

       The Board of Directors recommends voting for Proposals 1, 2, 3, and 4.

1.   Election of Directors

         Nominees: Robert E. Killen, Denis P. Conlon, Anthony N. Carrelli, Edward A. Killen, II, and Deborah D. Dorsi

         For  All  Nominees  _______  Withhold  All  Nominees   ________
         Withhold  Those  Listed Below  ______

         Instruction: To withhold authority to vote for any individual nominee, please print his or her name below:

2. Ratification of the selection of PricewaterhouseCoopers, LLP as independent accountants:

         For______                  Against______             Abstain______

3.       Approval of a New Investment Advisory Agreement:

         For______                  Against______             Abstain______

4. Approval of the Reorganization of the Fund from a Pennsylvania Corporation Into a Series of a Delaware Business Trust:

         For______                  Against______             Abstain______


Please sign and date this proxy and return it promptly in the enclosed envelope.

________________________________________         Dated____________________, 1999

________________________________________         Dated____________________, 1999
Joint Tenant (if any)


Please check here ______ if you are planning to attend the Annual Meeting of Shareholders.

Please check here ______ if you have comments and please use the back of this form for your comments.

                            BERWYN INCOME FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 26, 1999

                              BERWYN, PENNSYLVANIA


NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Berwyn Income Fund, Inc. (the "Fund"), a registered investment company, will be held at the executive offices of The Killen Group, Inc., 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312 on Friday, March 26, 1999, at 11:00 a.m., or immediately following The Berwyn Fund, Inc. Shareholder Meeting, which is scheduled for 10:00 a.m., for the following purposes:

         1. To elect a Board of Directors to serve until the next meeting of shareholders called for the purpose of electing Directors and/or until their successors are elected;

         2. To consider and ratify the selection of PricewaterhouseCoopers, LLP as independent accountants for the fiscal year ending December 31, 1999.

         3. To consider and approve a new Investment Advisory Agreement between the Fund and The Killen Group, Inc.

         4. To consider and approve the reorganization of the Fund from a Pennsylvania corporation into a series of a Delaware business trust.

At such meeting, only holders of common stock of record at the close of business on February 10, 1999 will be entitled to vote.

You are encouraged to attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience.

     YOUR PARTICIPATION, IN PERSON OR BY PROXY, IS IMPORTANT. BUSINESS MAY BE TRANSACTED ONLY IF A MAJORITY OF THE SHARES ENTITLED TO VOTE ARE PRESENT IN PERSON OR BY PROXY.

                                        By Order of the Board of Directors

                                        /s/  Kevin M. Ryan
                                        Kevin M. Ryan, Secretary

February 26, 1999

                                 PROXY STATEMENT

                 SOLICITATION, REVOCATION AND VOTING OF PROXIES


The enclosed proxy is solicited by and on behalf of the Board of Directors of Berwyn Income Fund, Inc. (the "Fund"), for use at the Annual Meeting of shareholders (the "Annual Meeting"), or any adjournment thereof, to be held on March 26, 1999, at 11:00 a.m., or immediately following the Annual Meeting of Shareholders of The Berwyn Fund, Inc., which is scheduled for 10:00 a.m., at the executive offices of The Killen Group, Inc. (the "Adviser" or "Killen Group"), 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312. The Fund's address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. This proxy statement and the enclosed proxy card are expected to be mailed on or about February 26, 1999, to shareholders of record at the close of business on February 10, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding 8,716,853 shares of common stock. (The Fund issues only common stock.) Shareholders will be entitled to one vote for each full share, and a partial vote for each partial share, of the Fund that they own on the Record Date on each matter.

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum and the presence of a quorum is necessary for the transaction of business. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the meeting, but will be treated as votes not cast and, therefore, will not be counted in determining whether matters to be voted upon at the meeting have been approved.

The election of the nominees for Director (Proposal 1) and the ratification of the selection of PricewaterhouseCoopers, LLP as independent accountants of the Fund (Proposal 2) each require the affirmative vote of a majority of shares present at the meeting either in person or by proxy. The proposed agreement for investment advisory services between the Fund and the Adviser (Proposal 3) requires approval by a "vote of a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, such approval means the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy. Approval of the reorganization of the Fund from a Pennsylvania corporation into a series of a Delaware business trust (Proposal 4) requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon.

All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. A shareholder who executes and returns a proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Fund written notice of its revocation, sending the Fund a proxy with a later date, or voting in person at the meeting. The cost of soliciting proxies, which is estimated at $13,000 is being paid by the Fund. In addition to the solicitation by mail, officers of the Fund may ask shareholders in personal conversations or by telephone or telecopy to return proxies.

SINCE THE FUND IS BEARING ALL PROXY SOLICITATION COSTS, IT IS REQUESTED THAT SHAREHOLDERS WHO WILL NOT ATTEND THE MEETING, SIGN AND RETURN A PROXY AS EARLY AS POSSIBLE SO AS TO AVOID ANY ADDITIONAL SOLICITATION EXPENSE.

OWNERSHIP OF SHARES

Officers and Directors of the Fund own less than 2% of the Fund's outstanding shares.

Shareholders known by the Fund to own more than 5% of the outstanding shares of the Fund on February 10, 1999, and the percentage of the outstanding shares owned on that date are listed below.

Name of  Shareholder and Address            Amount of Shares Owned              Percentage of Outstanding Shares
--------------------------------            ----------------------              --------------------------------
Charles Schwab & Co. (1)
101 Montgomery Street                             3,737,354                                   42.9%
San Francisco, CA

National Financial Services Corp. (1)
1 World Financial Center                           752,907                                     8.6%
200 Liberty Street
New York, New York

(1) Indicates owner of record; the record owner is a registered broker-dealer and holds the shares listed for the benefit of certain of its customers, each of which beneficially owns a portion of such shares.

To the Fund's knowledge, no person beneficially owned more than 5% of the outstanding shares of the Fund on February 10, 1999.


                 PROPOSAL 1 - NOMINEES FOR ELECTION AS DIRECTORS

Five Directors are to be elected to serve on the Board of Directors of the Fund (the "Board") until the next Annual Meeting of Shareholders and/or until their successors have been elected and qualify for office. The nominees are: Robert E. Killen, Anthony A. Carelli, Edward A. Killen, II, Denis P. Conlon and Deborah D. Dorsi. The members of the Board of Directors during the fiscal year ended December 31, 1998, and the nominees for Director are set forth in the following table. The table also sets forth information about each of them individually, concerning age, principal occupation, business experience for at least the past five years, and ownership of shares of the Fund.


NAME (AGE)                     PRINCIPAL OCCUPATION AND OTHER BUSINESS EXPERIENCE       NUMBER OF SHARES BENEFICIALLY OWNED
                               DURING THE PAST FIVE YEARS                               & PERCENT OF CLASS AS OF
                                                                                        FEBRUARY 10, 1999

Robert E. Killen*              President and Director of the Fund since February                        (2)
(57)                           1983.  Director of Westmoreland Coal Co. (a mining                     91,817
1199 Lancaster Avenue          company) since July 1996.  Director and Shareholder,                    (1%)
Berwyn, Pennsylvania           Berwyn Financial Services Corp. ("BFS"), a financial
                               services  company  (registered as a broker-dealer
                               with  the  Securities  and  Exchange   Commission
                               ("SEC")  since  December 1993 and a member of the
                               National Association of Securities Dealers,  Inc.
                               ("NASD")  since July 1994),  since  October 1991.
                               President  and Director of The Berwyn Fund,  Inc.
                               (a registered  investment  company managed by the
                               Adviser)  since February  1983.  Chairman,  Chief
                               Executive  Officer  and sole  Shareholder  of the
                               Adviser (an investment advisory firm) since April

                                       2

NAME (AGE)                     PRINCIPAL OCCUPATION AND OTHER BUSINESS EXPERIENCE       NUMBER OF SHARES BENEFICIALLY OWNED
                               DURING THE PAST FIVE YEARS                               & PERCENT OF CLASS AS OF
                                                                                        FEBRUARY 10, 1999
                               1996.  President,  Treasurer,  Director  and sole
                               shareholder of the Adviser from September 1982 to
                               March 1996.

Anthony N. Carrelli*           Director of the Fund since December 1986.  Director of                   (3)
(50)                           The Berwyn Fund, Inc. since January 1995.  Vice                          553
1189 Lancaster Avenue          President of the Adviser since August 1986.
Berwyn, Pennsylvania

Denis P. Conlon                Director of the Fund since June 1992.  Director of The                   (3)
(51)                           Berwyn Fund, Inc. since June 1992.  President and                       1,369
1282 Farm Road                 Chief Executive Officer of CRC Industries (a worldwide
Berwyn, Pennsylvania           manufacturer) since September 1996.  Vice President,
                               Corporate  Development,  Berwind  Corporation  (a
                               diversified  manufacturing and financial company)
                               from 1990 to September 1996.

Edward A. Killen, II*          Director, Secretary and shareholder of BFS since October                 (3)
(47)                           1991.  Director of the Fund since January 1995.  Director               4,249
1189 Lancaster Avenue          of The Berwyn Fund, Inc. from February 1983 to January
Berwyn, Pennsylvania           1995.  Vice President, Secretary and Director of the
                               Adviser since February 1983.


Deborah D. Dorsi (1)           Director of the Fund since April 1998.  Director of The                   0
(43)                           Berwyn Fund, Inc. since April 1998.  Retired Technology
2801 Stanbridge Street         Industry Executive since 1994.  Director, Worldwide
Norristown, Pennsylvania       Customer Support, Kulicke & Soffa Industries, Inc.
                               (Semi-Conductor Equipment Manufacturer) from 1993-1994.
                               Corporate Account Manager for Kulicke & Soffa Industries,
                               Inc. prior to 1993.

William H. Vonier (1)          Director of The Berwyn Fund, Inc. and the Fund since                      0
(69)                           June 1992.  Independent Consultant Sales and Marketing
524 Lake Louise Circle         since 1989.  Retired from service on the Board of
#504                           Directors of the Fund and The Berwyn Fund, Inc. in
Naples, Florida                April 1998.


All current Directors and officers of the Fund as a group owned 147,271 shares of the Fund, which constituted approximately 1.7% of its outstanding shares as of February 10, 1999.

Notes:

* Robert E. Killen, Anthony N. Carrelli, and Edward A. Killen, II are "interested persons" of the Fund as defined in the 1940 Act (the
     "Interested Directors") because of the following affiliations: Robert E. Killen is an officer, Director and sole shareholder of the Adviser to the Fund. He is also a Director of BFS, a registered broker-dealer, and owns one-third of the outstanding shares of BFS. Anthony N. Carrelli is a Vice President of the Adviser to the Fund. Edward A. Killen, II is an officer and Director of the Adviser to the Fund. He is also an officer, Director and the owner of one-third of the outstanding shares of BFS. Kevin M Ryan is President,

     Treasurer, Director and shareholder of one-third of the outstanding shares of BFS. Mr. Ryan has served as the Fund's Secretary and Treasurer since 1986. Mr. Ryan is also Secretary and Treasurer of The Berwyn Fund, Inc. In addition, Mr. Ryan has served as legal counsel to the Adviser since September 1985. Robert E. Killen and Edward A. Killen, II are brothers and Kevin M. Ryan is brother-in-law of both. BFS serves as the selling agent for the Fund in certain jurisdiction.

(1) Ms. Dorsi was elected by the Board of Directors in April 1998 to fill the vacancy on the Board following the retirement of Mr. Vonier.

(2) The shares listed for Robert E. Killen include shares owned by his wife, by Killen Group and a Partnership of which he is a General Partner.

(3)  Indicates ownership of less than 1% of the outstanding shares of the Fund.


The Fund has a standing audit committee of the Board of Directors and does not have standing nominating or compensation committees of the Board of Directors. The members of the audit committee are Deborah D. Dorsi and Denis P. Conlon, both of whom are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser. The audit committee held one meeting during the last fiscal year of the Fund. The audit committee reviews the financial condition and the auditing of the financial statements of the Fund and recommends the selection of the Fund's independent public accountants.


DIRECTOR COMPENSATION

The members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") are paid a fee of $400 for each Board or Committee meeting attended and are reimbursed for any travel or other expenses of attendance. If a Board and Committee meeting are held on the same date, the Independent Directors receive only one fee. Officers of the Fund are not paid compensation by the Fund for their work as officers and no fees are paid to Interested Directors for the performance of their duties.

The Board held four meetings in the Fund's fiscal year ended December 31, 1998 (the "1998 fiscal year") and all Directors except Mr. Vonier and Ms. Dorsi were present at each meeting. Mr. Vonier was present, and Ms. Dorsi was not present, at the January 20, 1998 Board meeting. Ms. Dorsi was present in place of Mr. Vonier at the remaining three Board meetings in 1998. The Board has an Audit Committee composed of Mr. Conlon and Ms. Dorsi, each of whom is an Independent Director. Mr. Vonier served on the Audit Committee in 1998 until he was replaced by Ms. Dorsi. The Audit Committee recommends the selection of independent public accountants for the Fund, reviews the scope of the audit, evaluates the independent accountants' work and opinions and reports its findings to the Board. The Audit Committee met one time in 1998, and all members of the Audit Committee were present for the meeting.

For the fiscal year ended December 31, 1998 the Independent Directors received the following compensation:

Name, Position with Fund       Aggregate Compensation      Total Compensation
                                    From Fund                   Paid From
                                                               Fund Complex
Denis P. Conlon                      $1,600                $3,200 for the Fund and The
Director                                                   Berwyn Fund, Inc.

Deborah D. Dorsi++                   $1,200                $2,400 for the Fund and The
Director                                                   Berwyn Fund, Inc.

William H.Vonier++                    $472                 $944 for the Fund and The Berwyn
Director                                                   Fund, Inc.

++ Ms. Dorsi was elected to the Board of Directors in April 1998 by vote of the Board of Directors to replace Mr. Vonier.


        PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The 1940 Act requires that the Fund's independent accountants be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors"), and that such selection be submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board is requesting ratification of its selection of PricewaterhouseCoopers, LLP as independent accountants of the Fund for the current fiscal year ending December 31, 1999. PricewaterhouseCoopers, LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, has served as independent accountants for the Fund since the Fund began operations.

Other than the receipt of fees by PricewaterhouseCoopers, LLP as independent accountants and for the provision of certain consulting fees, neither PricewaterhouseCoopers, LLP nor any of its partners have a direct, or material indirect, financial interest in the Fund or the Adviser. PricewaterhouseCoopers, LLP is a major international independent accounting firm. The Board believes that the continued employment of the services of the independent accountants for the current fiscal year would be in the Fund's best interests.

No representative of PricewaterhouseCoopers, LLP is expected to be present or to make a statement at the Annual Meeting. If a representative is present, he or she will have the opportunity to make a statement and will be available to respond to appropriate questions.


          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.


                   PROPOSAL 3 - INVESTMENT ADVISORY AGREEMENT

                                Proposal Overview

Shareholders of the Fund are being asked to approve a new investment advisory agreement (the "Proposed Agreement") between the Fund and its current investment adviser, Killen Group. The Proposed Agreement does not provide for any change in the investment advisory fees to be paid to Killen Group. The Proposed Agreement will reflect the following changes to the investment advisory agreement currently in effect between the Fund and Killen Group (the "Current Agreement"), all of which are explained in further detail below.

         - Elimination of the requirement for shareholder approval of the annual continuation of the investment advisory agreement.

         - Elimination of the requirement for shareholder approval of all amendments of the investment advisory agreement.

         - Revision of the termination provision permitting the investment adviser to terminate the investment advisory agreement only once a year upon 60 days' notice.

         - Clarification of certain provisions of the Current Agreement.

  Proposed Elimination of the Requirement for Shareholders To Approve Annually
              the Continuation of the Investment Advisory Agreement

Under the 1940 Act, an investment advisory agreement for an open-end management investment company (a "mutual fund"), such as the Fund, may be continued beyond a maximum initial two-year term so long as the continuation is specifically approved at least annually (i) by vote of a majority of the board of directors of the mutual fund, or by vote of a majority of the outstanding voting securities of the mutual fund, and (ii) by vote of a majority of the directors of the mutual fund who are not parties to the investment advisory agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party (the "independent directors"), cast in person at a meeting called for the purpose of voting on such approval. The purpose of this requirement is to permit either the board of directors or the shareholders to ensure that the investment adviser is providing high quality services at a competitive rate of direct and/or indirect compensation. Under the 1940 Act, the annual review and approval may be accomplished by either the board of directors or the shareholders of the mutual fund, as long as a majority of the independent directors also reviews and approves the continuance of the investment advisory agreement.

In contrast to the 1940 Act provisions, the Current Agreement provides that it may be continued from year to year only if such continuation is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund. Consequently, the Current Agreement does not permit, while the 1940 Act does permit, the Board to continue the agreement annually without a shareholder vote. Management of the Fund has proposed and the Board of Directors has approved the adoption of the actual language of the 1940 Act in the Proposed Agreement. This would permit the Fund to have more flexibility with respect to the annual continuation of the Fund's investment advisory agreement. With the Proposed Agreement, the Board can accomplish the annual review and approval of the Proposed Agreement without the cost and delay of holding a shareholders' meeting and soliciting the votes of shareholders.

The Current Agreement's requirement for an annual shareholder vote makes more sense if an annual shareholders meeting is required to be held under the laws of the state of incorporation of the mutual fund, as is currently the case with the Fund. As a Pennsylvania corporation, the Fund is required to hold an annual shareholders meeting, and there is not much additional expense to include a proxy statement proposal and have a shareholder vote on the investment advisory agreement at that annual meeting. As described in Proposal 4, the management of the Fund has proposed, and the Board of Directors has approved and recommended for approval by shareholders a reorganization of the Fund into a corresponding series of a Delaware business trust. As a series of a Delaware business trust, the Fund would not be required to hold an annual shareholders' meeting each year. Subject to shareholder approval of the reorganization, it is anticipated that the series that is the successor to the Fund in the reorganization, will have an investment advisory agreement substantially the same as the Proposed Agreement. Thus, if the reorganization is approved, the successor series of the Fund would avoid the considerable costs of holding an annual shareholders' meeting, and seeking annual shareholder approval of the continuation of the investment advisory agreement.

                    Proposed Changes in Shareholder Approval
                 of Amendments to Investment Advisory Agreement

Under the 1940 Act, shareholder approval is normally required before a mutual fund's investment advisory agreement can be materially amended. The purpose of this requirement is to allow shareholders to make decisions concerning provisions of an investment advisory agreement that could affect their investment in the mutual fund.

Mutual funds are, however, permitted to make certain amendments to such agreements without shareholder approval. For example, a mutual fund could, without shareholder approval, make a change that involves a decrease in advisory fee rates or a potential decrease in such rates due to the introduction or restructuring of breakpoints in the amount of net assets to which fee rates will apply. In such cases, the SEC staff believes that mutual funds should not be required to experience the delay and costs of seeking shareholder approval, since shareholders are generally assumed to be in favor of investment advisory fee decreases.

The Current Agreement requires shareholder approval of any amendment to the Current Agreement, regardless of whether shareholder approval would be required under federal law. The Proposed Agreement permits amendments without shareholder approval in appropriate circumstances, including, but not limited to, those circumstances described above.

       Proposal to Revise the Termination Provision To Permit the Adviser to Terminate the Investment Advisory Agreement Upon 60 Days' Notice

The 1940 Act requires that a mutual fund's investment advisory agreement provide that it may be terminated at any time, without the payment of any penalty, by either the board of directors of the mutual fund or the vote of a majority of the outstanding voting securities of the mutual fund, on not more than 60 days' notice to the investment adviser. The purpose of this requirement is to ensure that the mutual fund can terminate its obligations to an investment adviser on relatively short notice if the adviser is not performing properly under the agreement or is not providing high quality services at a competitive rate of direct and/or indirect compensation. It is common in the investment company industry for investment advisory agreements to extend to the investment adviser a similar right to terminate the investment advisory agreement upon 60 days' notice to the mutual fund.

The Current Agreement, however, permits Killen Group to terminate the Current Agreement only at one time each year, by notifying the Fund, in writing, at least 60 days prior to the date of the annual shareholders' meeting in that year. The Proposed Agreement would permit Killen Group to terminate the Proposed Agreement at any time during the year by giving the Fund at least 60 days' notice, in writing. The management of the Fund believes that 60 days' notice at any time during the year should provide adequate time for the Fund to make arrangements for and obtain a new investment adviser in the event the Adviser were to terminate the Proposed Agreement.

             Clarifying Changes to the Investment Advisory Agreement

In addition to the changes described above, the Board recommends certain clarifying changes, which are designed to clarify and/or expressly state current practice under the Current Agreement. The Proposed Agreement reflects the following clarifying changes: (1) to clarify, in each case, that the rate of the investment advisory fee refers to the average daily net assets of the Fund; (2) to state expressly that the advisory fee is paid in arrears each month; (3) to define expressly certain terms in the Agreement with reference to the definitions in the 1940 Act; (4) to state that the Fund is registered with the SEC, and is qualified to engage in business, in place of stating that the Fund shall register and shall qualify; (5) to add investment strategies and registration statements to the list of items the Fund will furnish to the Adviser; (6) to clarify that the investment advisory fee is for all services rendered under the agreement without the unnecessary addition that such fee is also for full reimbursement for all expenses assumed by the Adviser; (7) to add that the Adviser will provide personnel to administer the Fund's operations; and
(8) to provide for automatic and immediate termination of the Proposed Agreement upon any assignment of the Proposed Agreement. In addition, there are minor stylistic changes that clarify and standardize the Proposed Agreement among the investment companies advised by Killen Group. These changes do not affect the amounts to be paid by the Fund to Killen Group for investment advisory services.

Information About the Adviser

Killen Group currently serves as the investment adviser to the Fund. The Adviser is a Pennsylvania corporation formed in September 1982 and its offices are located at 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312. The officers and Directors of the Adviser are set forth below. The address of each officer and Director is 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312.

Robert E. Killen is Chairman, CEO and Treasurer of the Adviser and has worked as an investment adviser since 1969. In that year, he co-founded the partnership of Compu Val Management Associates (an investment advisory firm) and was a partner until February 1983 when he was replaced by the Adviser as a general partner. (In December of 1983, the partnership of Compu Val Management Associates was dissolved.)

Tara J. Killen is a Director of the Adviser. She has been employed as a sales assistant by Advest, Inc., a broker dealer, in Boca Raton, Florida since November 1998.

Edward A. Killen, II, is Executive Vice President, Secretary and a Director of the Adviser and was Portfolio Manager for Compu Val Management Associates from 1976 until September 1983. In September 1983, he assumed his present position with the Adviser.

Anthony N. Carrelli, is Vice President of the Adviser and has held this position since August 1986.

Robert E. Killen, Chairman of the Board and President of the Fund, Edward A. Killen, II, Executive Vice President of the Adviser, and Anthony N. Carrelli, Vice President of the Adviser, are currently members of the Board and nominees for election as Directors at the Annual Meeting.

Other Information Relevant to Approval of the Proposed Agreement

Killen Group serves as investment adviser to the Fund pursuant to the Current Agreement, dated May 14, 1993 and would continue as the investment adviser to the Fund under the Proposed Agreement for an initial two-year period. Under the terms of both the Current Agreement and the Proposed Agreement (each, an "Advisory Agreement," and together, the "Advisory Agreements"), the Adviser provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and other investments, and the management of the Fund's resources.

Under both Advisory Agreements, in addition to providing investment services to the Fund, the Adviser is obligated to provide and furnish office space for the Fund and personnel to administer the Fund's operations. The Adviser also is obligated to pay all expenses associated with the sales promotion of the Fund.

As compensation for the services the Adviser provides, under each Advisory Agreement the Fund is obligated to pay the Adviser monthly compensation at the annual rate of 0.50% of the average daily net assets of the Fund. For the Fund's fiscal year ended December 31, 1998, the Adviser received advisory fees from the Fund totaling $789,024. Both of the Advisory Agreements provide that the Adviser's fee will be reduced in any fiscal year by any amount necessary to prevent the Fund's expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or Adviser, but inclusive of the Adviser's fee) from exceeding 2.00% of the average daily net assets of the Fund (1.50% when net assets of the Fund are over $100 million). This expense limitation did not affect the Adviser's fee in the Fund's 1998 fiscal year.

The Advisory Agreements are terminable at any time without penalty by the Board of Directors or the vote of a majority of the outstanding shares of the Fund, in either case on 60 days' written notice to the Adviser. The Adviser may terminate the Current Agreement by written notice to the Fund at least 60 days' prior to the date of the annual shareholders meeting of any year. The Current Agreement has a provision that it will automatically and immediately terminate in the event the Adviser assigns the Advisory Agreement and the Proposed Agreement has a provision that it will automatically and immediately terminate upon any assignment of the Proposed Agreement. The Current Agreement provides that, unless sooner terminated, it will continue in effect from year to year provided that such continuance is specifically approved at least annually by a "vote of a majority of the outstanding shares" of the Fund, as such term is defined in the 1940 Act. Continuance of both Advisory Agreements is subject to approval by the Independent Directors of the Fund annually.

The Current Agreement was last submitted for shareholder approval at the Annual Meeting of Shareholders held on March 27, 1998. At that time, the Current Agreement was approved.

Affiliated Brokers

The Fund places a portion of its portfolio transactions through brokers affiliated with the Adviser and the Fund. In the fiscal year ended December 31, 1998, the affiliated broker used by the Fund was BFS. BFS is affiliated with the Adviser and Fund by reason of the fact that officers and Directors of the Fund and the Adviser are officers,

Directors or shareholders of BFS. In addition, BFS serves as the selling agent for the Fund in various jurisdictions pursuant to a written agreement. BFS located at 1199 Lancaster Avenue, Berwyn, Pennsylvania, 19312.

In the fiscal year ended December 31, 1998, the Fund paid a total of $185,795 in commissions to BFS. This amount represents 85% of the total commissions paid by the Fund during fiscal year 1998.

Board Consideration and Approval of Proposed Agreement

The Board, including the Independent Directors, unanimously approved the Proposed Agreement at a meeting held on January 20, 1999. In making its recommendation to adopt the Proposed Agreement, the Board considered a number of factors. These factors were the performance of the Fund in fiscal year 1998 and for the last ten years, the nature and quality of the services provided by the Adviser, and the Adviser's fee and the expenses of the Fund in comparison to other mutual funds with a similar investment objective. The Board was also aware that the Adviser placed portfolio transactions through brokers affiliated with the Adviser, and the Fund and the Adviser allocated portfolio transactions to brokers that sold shares of the Fund and that provided research to the Adviser.

Prior to the Board meeting held on January 20, 1999, the members of the Board were provided with a memorandum prepared by the Adviser that detailed the experience of the Fund's portfolio manager, the services provided by the Adviser and the number of employees engaged in providing those services. Also provided in the memorandum was the annual performance of the Fund for the last ten years, as well as the annual average total return for the last 1, 5 and 10 years. The annual performance was compared to the performance of a relevant index. The memorandum listed the total amount of fees paid to the Adviser for fiscal year 1998, the ratio of expenses to average net assets for the year and the rate of the fees that the Fund pays the Adviser.

In addition to the Adviser's memorandum, the members of the Board were provided with information which compared the Fund's expenses and fees to the various expenses and fees of mutual funds with investment objectives similar to the Fund's investment objective.

The Board also reviewed the proposed changes to the Current Agreement described above, which are incorporated in the Proposed Agreement. After a discussion regarding the Proposed Agreement, the Board unanimously determined that it was in the best interest of the Fund's shareholders to approve the Proposed Agreement and submit it, with a recommendation for approval, to the shareholders for vote at the Annual Meeting.

Effective Date of Proposed Agreement. If shareholders approve the Proposed Agreement, the Proposed Agreement will take effect on the date of the shareholder approval at the Annual Meeting, which may be a date later than March 26, 1999, if the Annual Meeting is postponed or adjourned.

The Current Agreement will terminate on March 26, 1999. If the shareholders do not approve the Proposed Agreement at the Annual Meeting, the Fund will not have an investment advisory agreement in effect after that date. In that case, the Board will have to consider what investment advisory agreement to implement and will have to call a special meeting of the shareholder to seek shareholder approval of the new investment advisory agreement. The Fund will have to operate under the Current Agreement or another investment advisory agreement on an interim basis, pending shareholder approval of another investment advisory agreement. Under a rule adopted under the 1940 Act, the Fund can, subject to certain conditions, operate on such an interim basis for as much as 120 days after the termination of an investment advisory agreement even though the interim agreement has not yet been approved by the Fund's shareholders. The rule requires that the interim agreement be approved by the Board and the compensation paid to the investment adviser under the interim agreement not exceed the compensation paid under the terminated agreement.

A copy of the Proposed Agreement which has been marked to show the changes from the Current Agreement is attached as Exhibit A.

   THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AGREEMENT AND
         RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AGREEMENT.

         PROPOSAL 4 - APPROVAL OF THE REORGANIZATION OF THE FUND FROM A PENNSYLVANIA CORPORATION INTO A SERIES OF A DELAWARE BUSINESS TRUST

The Board has approved an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached to this Proxy statement as Exhibit B. The Plan provides for a reorganization (a "Reorganization") pursuant to which the Fund will change its state and form of organization from a Pennsylvania corporation into a series of a Delaware business trust.

Under the Reorganization, the Fund will be reorganized as a separate series of shares of a newly created Delaware business trust that will carry on the business of the Fund. The newly created Delaware business trust is referred to in this Proposal as the "New Fund." The series of shares of the New Fund that corresponds to the Fund is referred to in this Proposal as the "New Series." The New Series will have substantially the same name as the Fund.

Under the Reorganization, the investment objective of the New Series will be the same as that of the Fund; the portfolio securities of the Fund will be transferred to the New Series; and shareholders will own the same proportionate interest in the same portfolio of assets as prior to the Reorganization. The directors, officers and employees of the Fund on the effective date of the Reorganization will become the directors, officers and employees of the New Fund and will operate the New Fund in the same manner as they previously operated the Fund. Killen Group, the investment adviser responsible for the investment management of the Fund, will be the investment adviser for the New Series. The New Fund will have the same fiscal year as the Fund, and the mailing address and telephone number of the principal executive offices of the New Fund will be the same as the Fund. The fees and expenses to which the New Series will be subject subsequent to the Reorganization will be the same as those currently in effect for the Fund. For all practical purposes, a shareholder's investment in the Fund will not change under the Reorganization.

Background and Reasons for the Reorganization. The Board unanimously recommends the reorganization of the Fund into a series of a Delaware business trust because the Board has determined that the Delaware business trust form of organization is an inherently flexible form of organization and would provide certain administrative advantages to the Fund.

In reaching its recommendation of the reorganization, the Board considered the differences in the legal structures of the Fund and the New Fund and the effect on the role of the shareholders. Delaware business trust law contains provisions specifically designed for mutual funds, such as the Fund. Those provisions take into account the unique structure and operation of mutual funds, and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently. For example, mutual funds
organized  as  Delaware   business  trusts  are  not  required  to  hold  annual
shareholders' meetings, and may create new series or classes of shares without obtaining the approval of shareholders at a meeting.

Under Delaware business trust law, the New Fund will have the flexibility to respond to future business contingencies. For example, the New Fund will have the power to cause the New Series to become a separate trust and to change the New Fund's domicile all without a shareholder vote, unless such vote is required under the 1940 Act or other applicable law. This flexibility could help to assure that the New Fund operates under the most advanced form of organization and could help reduce the expense and frequency of future shareholders' meetings for non-investment related issues.

Another advantage that is afforded to a mutual fund organized as a Delaware business trust is that there is a well established body of corporate precedent that may be relevant in deciding issues pertaining to the trust.

The Reorganization also will increase uniformity among the mutual funds within the Berwyn Funds family. Killen Group also serves as investment adviser to The Berwyn Fund, Inc. ("The Berwyn Fund"). Like the Fund, The Berwyn Fund is an investment company that is organized as a Pennsylvania corporation and issues a single series of shares. The Board of Directors of The Berwyn Fund has also approved an agreement and plan of reorganization pursuant to which The Berwyn Fund would change its state and form of organization from a Pennsylvania corporation into a corresponding series of the New Fund. If the shareholders of the Fund approve the Plan at the Annual Meeting, and the shareholders of The Berwyn Fund approve the agreement and plan of reorganization presented at that company's annual shareholders meeting, the result of each reorganization would be a single investment company (mutual fund) with two series of shares.

The Board considered that, if approved by its respective shareholders, the Reorganization of the Fund, and the similar reorganization of The Berwyn Fund, would likely result in certain administrative cost savings to both Funds. As currently structured, the Fund and The Berwyn Fund each maintain a separate corporate entity, which require the Fund and The Berwyn Fund to make separate regulatory filings and maintain separate corporate records. The Fund and The Berwyn Fund have separate boards of directors, and each is registered as a separate entity with the Securities and Exchange Commission ("SEC") and the states. After the proposed Reorganization of the Fund, and the proposed reorganization of The Berwyn Fund, the Fund and The Berwyn Fund would become separate series of the New Fund. The New Fund would maintain a registration with the SEC as a single trust entity with two separate series of shares.

The Fund currently pays capital stock taxes to the Commonwealth of Pennsylvania. This tax applies to the Fund because it is a corporation headquartered in Pennsylvania. If the Fund were instead organized in the form of a series of a business trust, it would be exempt from the Pennsylvania capital stock tax. However, as a business trust, the New Fund may remain subject to a different tax, the Pennsylvania county personal property tax. (Please see the discussion under "Certain Federal Income and State Tax Consequences," below.)

For these reasons, the Board believes it is in the best interest of the shareholders of the Fund to reorganize the Fund into a series of a Delaware business trust. At present, it appears that the most advantageous time to consummate the Reorganization is on or about April 30, 1999. This date, however, may be modified by the Fund and the New Fund. The Board reserves the right to abandon the Reorganization if the Board determines that such action is in the best interest of the Fund and its shareholders.

Consequences and Procedures of the Reorganization. Upon consummation of the Reorganization, the New Series will continue the Fund's business with the same investment objective, policies and restrictions that are in effect for the Fund at the time of the consummation of the Reorganization. The net asset value of the shares of the Fund will not be affected by the Reorganization. The New Fund has been organized specifically for the purpose of effecting the Reorganization. Immediately prior to the effective date of the Reorganization (as defined in the Plan), the New Series will have outstanding only one share of beneficial interest. The Fund will be the sole holder of the share of beneficial interest of the New Series. The Plan contemplates that the directors proposed to be elected at this Annual Meeting will serve as the trustees of the New Fund, with comparable responsibilities. The officers of the Fund on the effective date of the Reorganization will become officers of the New Fund with comparable responsibilities. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to the Fund or its shareholders or to the New Fund. (See "Certain Federal Income and State Tax Consequences of the Plan," below.)

To accomplish the Reorganization, the Plan provides that the Fund will transfer all of its assets and liabilities to the New Series. The New Fund will establish an account for each shareholder of the Fund and will credit to that account the exact number of full and fractional shares of the New Series that such shareholder previously held in the Fund on the effective date of the
Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that he or she owned as of the effective date of the Reorganization. On the date of the Reorganization, the net asset value per share of the Fund will be the same as the net asset value per share of the New Series. The New Series will assume all liabilities and obligations of the Fund. As soon as practicable after the effective date of the Reorganization, the Fund will be dissolved and its existence terminated.

On the effective date of the Reorganization, each certificate representing shares of the Fund will represent an identical number of shares of the New Series. Shareholders will have the right to exchange their certificates of the Fund for certificates of the New Series of the New Fund.

The Plan provides that the effective date of the Reorganization will be (i) the next business day after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which the Plan will be considered, or (ii) such later date as the Fund and the New Fund may mutually agree. It is expected that this will be on or about April 30, 1999, or such time as the Board deems advisable and in the best interests of the Fund and its shareholders. The Plan may be terminated and the Reorganization abandoned by the Board at any time prior to the effective date of the Reorganization. If the Reorganization does not receive the necessary regulatory approvals or if the Board determines to terminate or abandon the Reorganization, the Fund will continue to operate as a Pennsylvania corporation.

Capitalization and Structure. The New Fund was established pursuant to an Agreement and Declaration of Trust ("Trust Document") under the laws of the State of Delaware. The New Fund is organized as a series company. The Trust Document permits the Trustees to issue an unlimited number of shares of beneficial interest, with no par value. The Board of Trustees of the New Fund has the power, without shareholder approval, to divide such shares into an unlimited number of series or classes of shares of beneficial interest. Each share of the New Series represents an equal proportionate interest in the assets and liabilities belonging to that series of the New Fund.

Shares of the New Series have substantially the same dividend, redemption, voting, exchange and liquidation rights as the shares of the Fund. Please see Exhibit C, "Comparison And Significant Differences For Delaware Business Trusts And Pennsylvania Corporations." Shares of the Fund and the New Series are fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

Prior to the Reorganization, the New Series will have nominal assets and no liabilities. Initially, the sole shareholder of the New Series will be the Fund. The New Series will have the same investment objective and policies as the Fund at the time of the Reorganization. Killen Group will provide investment advisory services to the New Series as it does to the Fund.

In the Reorganization, shares of the Fund will be exchanged for an identical number of shares of the New Series. Thereafter, shares of the New Series will be available for issuance at their net asset value applicable at the time of sale. The shares of beneficial interest of the New Series will be registered under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act.

Effects of Shareholder Approval of the Reorganization. An investment company registered under the 1940 Act is required to: (i) submit the selection of the company's independent accountants to all shareholders for their ratification;
(ii) call a special meeting to elect directors (trustees) within 60 days if, at any time, less than one half of the directors (trustees) holding office have been elected by all shareholders; and (iii) submit any proposed investment advisory agreement relating to the investment company or a particular series of the investment company to the shareholders of that investment company or series for approval.

The Board believes that it is in the best interest of the shareholders of the Fund (who will become the shareholders of the New Series if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting to obtain the shareholder approvals described above shortly after the closing of the Reorganization. The Board also believes that it is not in the best interest of the shareholders of the Fund to carry out the Reorganization if the surviving New Fund would not have a Board of Trustees, independent accountants, and an investment advisory agreement complying with the 1940 Act.

The Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of the Fund to constitute the approval of the Plan contained in Exhibit B, and also to constitute, for the purposes of the 1940 Act: (i) ratification of the independent accountants for the Fund at the time of the Reorganization as the New Fund's independent accountants (please see Proposal 2); (ii) election of the directors of the Fund who are in office at the time of the Reorganization as the trustees of the New Fund on the effective date of the Reorganization (please see Proposal 1); and (iii) approval by the shareholders of the Fund of the investment advisory agreement between the New Fund, on behalf of the New Series, and Killen Group, which will be substantially the same as the Proposed Agreement that is in place between the Fund and Killen Group on the effective date of the Reorganization (please see Proposal 3).

The New Fund will issue a single share of the New Series to the Fund, and, assuming approval of the Reorganization by shareholders of the Fund, the officers of the Fund, prior to the Reorganization, will cause the Fund, as the sole shareholder of the New Series, to vote such share "FOR" the matters specified in the above paragraph. The Fund will then consider the requirements of the 1940 Act referred to above to have been satisfied. The Board may terminate and abandon the Reorganization of the Fund notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the effective date of the Reorganization, if in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.

Investment Advisory Agreement. If the Proposed Agreement relating to the Fund as proposed and described in Proposal 3, is approved by the shareholders of the Fund, the terms of the investment advisory agreement for the New Series will be substantially the same as the Proposed Agreement.

Certain Federal Income and State Tax Consequences of the Plan. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Fund and the New Fund, that, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Fund for the shares of the New Series, the transfer of such shares to the shareholders of the Fund, and the liquidation and dissolution of the Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the New Fund, or shareholders of the Fund or the New Fund. A shareholder's adjusted basis for tax purposes in the shares of the New Fund after the exchange and transfer will be the same as his adjusted basis for tax purposes in the shares of the Fund immediately before the exchange.

As  a  business  trust,  the  New  Fund  (or,  in  certain  circumstances,   its
shareholders who are Pennsylvania residents) would be subject to the Pennsylvania county personal property tax. At present, however, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax. If the personal property tax were reinstituted, however, or any similar state or local tax were imposed, the New Fund's options would be reevaluated at that time.

Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences, and with respect to state and local tax consequences, of the proposed transaction.

Shareholder Servicing Arrangements. The New Fund will enter into an agreement with PFPC Inc. for transfer agency, dividend disbursing, and shareholder servicing that is substantially the same as the agreement currently in effect for the Fund for such services.

BFS will serve as the distributor of the shares of the New Series, under a selling agreement between BFS and the New Fund, which is substantially the same as the selling agreement currently in effect between BFS and the Fund. Under such selling agreements, BFS serves as the non-exclusive agent in certain jurisdictions for the continuous offering of the shares of the Fund or the New Series, respectively.

Requests for Redemption of Shares of the Fund. Any request to redeem shares of the Fund that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Fund. Any request to redeem shares of the Fund that is received or processed after the Reorganization will be treated as a request for the redemption of shares of the New Series.

Expenses of the Reorganization. Because the Reorganization will benefit the Fund and its shareholders, the expenses incurred by the Fund in the Reorganization or arising out of the Reorganization will be paid by the Fund, whether or not the Reorganization is approved by the shareholders of the Fund.

Comparison of Legal Structures. A comparison of the Delaware Business Trust Act with the Pennsylvania Business Corporation Law of 1988, including a comparison of relevant provisions of the governing documents of the Fund and the New Fund, is included in Exhibit C, which is entitled "Comparison And Significant Differences For Delaware Business Trusts And Pennsylvania Business Corporations."

The following is a brief summary of major differences in the legal structure of the New Fund in comparison to the legal structure of the Fund both in terms of the governing state law and the charter documents of each. Generally, the legal structure of the New Fund makes it easier to obtain needed shareholder approvals, and also permits management to take various actions without being required to make state filings or obtain shareholder approval. For example, neither state filings or shareholder approval is required for the New Fund to create series or classes of shares, as is required for the Fund. The Trustees of the New Fund have similar duties, responsibilities and authority with respect to the New Fund as the Directors of the Fund have, with respect to the Fund.

With respect to shareholders' meetings and voting, the New Fund will have much greater flexibility for proxy solicitations than the Fund, because the New Fund may accept proxies by any electronic or telecommunications means. The New Fund will not be required to hold annual shareholder meetings as the Fund is required to do. Special shareholder meetings for the New Fund may be called at any time by (1) the Board of Trustees, (2) the Chairperson of the Board, or (3) the President, any Vice President or the Secretary and any two Trustees; special shareholder meetings for the Fund may be called at any time by (1) by the President, (2) the Board of Directors, or (3) shareholders entitled to cast at least 10% of all eligible votes. The percentage of shareholders needed to constitute a quorum to hold shareholders' meetings is smaller for the New Fund: thirty-three and one-third percent for the New Fund compared to a majority for the Fund (with certain variations for meetings that have been adjourned.) The percentage of shareholders needed to take action in writing without holding a shareholders' meeting is smaller for the New Fund: the New Fund requires such action to be taken by the minimum number of votes that would be necessary to authorize or take that action at a meeting, whereas the Fund requires such action to be taken by all of the shareholders entitled to vote on the matter. (Similarly, for action by the boards, the percentage of Trustees needed to take action in writing without holding a Trustees' meetings is smaller for the New
Fund: the New Fund requires such action to be taken by a majority of the members of the Board of Trustees, whereas the Fund requires such action to be taken by all of the Directors.) There are some small differences with respect to the notice required for shareholders' meetings: the New Fund is required to give not less than seven or more than ninety-three days' notice, while the Fund is required to give at least 10 days' notice for special meetings and not less than 14 nor more than 30 days' notice for the annual meeting.

The Trustees of the New Fund will have more flexibility to take certain actions for the New Fund than the Directors of the Fund have for the Fund. The New Fund's Trustees may be authorized to incorporate a Delaware business trust ("DBT"), to merge or consolidate the DBT with another entity, to cause multiple series of a DBT to become separate trusts, to change the domicile or to liquidate a DBT, all without having to obtain a shareholder vote. More importantly, in cases where funds are required or do elect to seek shareholder approval for transactions, the Delaware law provides great flexibility with respect to the quorum and voting requirements for approval of such transactions. In contrast, for the Fund, shareholder approval by a majority of all votes entitled to be cast is necessary to approve an amendment or restatement of the articles; a reduction of stated capital; a consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all the assets of the corporation; a distribution in partial liquidation; or a voluntary dissolution. For amendment of the governing documents, for the New Fund, shareholder approval to adopt amendments to the Declaration of Trust is only required if such adoption would adversely affect to a material degree the rights and preferences of the shares of any series (or class) already issued, so long as the amendment is consistent with the fair and equitable treatment of all shareholders, and shareholder approval is not required by the 1940 Act or other applicable law. In contrast, for the Fund, amendments to the Articles of Incorporation require the vote of a majority of the outstanding shares entitled to vote, with certain exceptions (described in Exhibit C), in addition to adoption of the amendments by resolution of the Board of Directors or petition of shareholders entitled to cast at least 10% of the votes. With respect to the By-Laws, the Board of Trustees of the New Fund may adopt, amend or repeal the By-Laws; in contrast, the Fund's By-Laws may be amended or repealed only by vote of a majority of the shares entitled to vote thereon.

With respect to electing Trustees or Directors, and filing vacancies or removing Trustees or Directors, for both the New Fund and the Fund the shareholders have the authority to elect the Trustees or Directors. Because the New Fund will not hold annual shareholders' meetings, however, the shareholders of the New Fund will act less often in the election of Trustees than the shareholders of the Fund do in the election of Directors. Also, for the New Fund, the Trustees may fill vacancies in the Board of Trustees or remove Trustees with or without cause. In contrast, for the Fund, the shareholders may remove directors with or without cause upon the affirmative vote of a majority of all votes entitled to be cast for the election of Directors. Both the New Fund and the Fund are subject to restrictions imposed on the filling of vacancies in the boards by the provisions of the 1940 Act. The 1940 Act requires that after any vacancy in the Trustees or Directors is filled by action other than shareholder vote, at least two-thirds of the Trustees or Directors then holding office shall have been elected to such office by the shareholders voting at an annual or special shareholders' meeting. The 1940 Act also requires that in the event that at any time less than a majority of the Trustees or Directors holding office were elected to such office by the shareholders voting at an annual or special shareholders' meeting, the New Fund or the Fund must hold a shareholders' meeting as soon as possible, but at least within sixty days, for the purpose of electing Trustees or Directors to fill any existing vacancies.

With respect to dividends, for the New Fund there are no statutory limitations on the payment of dividends and other distributions. The Fund, however, is subject to certain statutory limitations on such payments, for example, where the Fund is insolvent. These differences are not expected to have any practical impact on the manner in which the New Fund will make such payments.

The foregoing is only a brief summary of major differences in the legal structures of the New Fund and the Fund. For a more detailed and complete comparison of these legal structures, shareholders should refer to Exhibit C.



               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                      VOTE FOR THE PROPOSED REORGANIZATION


SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Fund by November 1, 1999 for inclusion in the Fund's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Fund will determine whether or not to include such proposal in the proxy statement and proxy, in accordance with regulations governing the solicitation of proxies. The administrator of the Fund is PFPC Inc., located at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

The financial statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 1998 which accompanies this proxy statement are incorporated by reference in this proxy statement.

                                        By Order of the Board of Directors

                                        /s/ Kevin M. Ryan
                                        ----------------------------------
                                        Kevin M. Ryan
                                        Secretary

February 26, 1999

                                                                       EXHIBIT A

This is a marked version of the Contract for Investment Advisory Services as proposed. Proposed additions to the contract are shown by boldface type and double underlines. Proposed deletions are marked through with a single line.


                                  CONTRACT FOR
                          INVESTMENT ADVISORY SERVICES


Agreement made [May 14, 1993] *[March ___,1999]* between [The] *[the]* Berwyn Income Fund, Inc., a Pennsylvania corporation, having its principal place of business at 1189 Lancaster Avenue, Berwyn, Pennsylvania, herein referred to as the Fund, and The Killen Group, Inc., a Pennsylvania corporation, having its principal place of business at 1189 Lancaster Avenue, Berwyn, Pennsylvania, herein referred to as the Adviser.

          1. The Fund [shall register] *[is registered]* with the *[U.S.]* Securities and Exchange Commission as [a diversified,] *[an]* open-end management investment company under the provisions of the Investment Company Act of 1940 [and shall qualify]*[, as amended (the "Act"), and is qualified]* to engage in business under [said act] *[the Act]* and other applicable federal and state statutes.

          2. The Adviser is registered under the Investment [Advisors Act] *[Advisers Act of 1940, as amended (the "Advisers Act")]* and is engaged in the business of acting as an investment adviser and rendering research and advisory services.

          3.   The Fund desires to retain the Adviser to render such services to
               the  Fund  in  the  manner  and  on  the  terms  and   conditions
               hereinafter set forth.

          4. Nothing contained herein shall be deemed to require the Fund to take any [actin] *[action]* contrary to its certificate of incorporation or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Fund of its responsibility for, and control of, the conduct of the affairs of the Fund.

For the reasons recited above, and in consideration of the mutual promises contained herein, the Fund and Adviser agree as follows:



                                   SECTION ONE
                      INVESTMENT ADVICE AND OTHER SERVICES



     a. Adviser shall to the extent reasonably required in the conduct of the business of the Fund, place at the disposal of the Fund, its judgment and experience and furnish to the Fund advice and recommendations with respect to investments, investment policies, the purchase and sale of securities, and the management of [its] *[the Fund's]* resources. Adviser shall also, from time to time, furnish to or place at the disposal of the Fund such reports and information relating to industries, businesses, corporations or securities as may be reasonably required by the Fund or as Adviser may deem to be helpful to the Fund in the administration of its investments.

     b. Adviser agrees to use its best efforts in the furnishing of such advice and recommendations and in the preparation of such reports and information, and for this purpose Adviser shall at all times maintain a staff of [Officers] *[officers]* and other trained personnel for the performance of its obligations under this agreement. Adviser, may at its expense, employ other persons to furnish to Adviser statistical and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments and such other information, advice and assistance as Adviser may desire.

     c. The Fund will from time to time furnish to Adviser detailed statements of the investments and resources of the Fund and information as to its investment *[strategies and]* problems, and will make available to Adviser such *[registration statements,]* financial reports, proxy statements, and legal and other information relating to its investments as may be in possession of the Fund or available to it.


                                   SECTION TWO
                       COMPENSATION TO INVESTMENT ADVISER

     a. The Fund agrees to pay to Adviser and Adviser agrees to accept, as full compensation for all services rendered [and as full reimbursement for all expenses assumed] by Adviser hereunder, *[a fee at]* an annual [fee] *[rate]* equal to [1/2 of 1%] *[0.50%]* of the average daily *[net]* assets of the Fund. The fee will be paid monthly *[in arrears]*.

     b. Adviser agrees that neither it nor any of its [Officers or Directors] *[officers or directors]* shall take any long or short position in the capital stock of the Fund; [but this prohibition shall not prevent the purchase by or for] *[provided that the] *Adviser or any of its [Officers or Directors of] *[officers or directors may purchase]* shares of the capital stock of the Fund at the price at which such shares are available to the public at the moment of purchase*[; and]* provided *[further]* that (1) such purchase [be] *[is]* made for investment purposes only and (2) if any shares of *[capital]* stock so purchased are resold within two months after the date of purchase, such fact will be immediately reported to the Fund.


                                  SECTION THREE
                               PAYMENT OF EXPENSES


The Adviser shall provide and furnish office space [for Officers and employees of the Fund] *[to the Fund and provide personnel to administer the Fund's operations]*. The Adviser shall pay all expenses associated with the sales promotion of the Fund. The Fund will pay all other expenses incurred in the operation of the Fund.

The Adviser hereby agrees to reduce its fee in any fiscal year *[of the Fund]* by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or Adviser, but inclusive of the Adviser's fee) from exceeding [2% of]*[an annual rate of 2.00% of the average daily]* net assets of the Fund. When the [total] *[average daily]* net assets of the Fund exceed $100 million, the Adviser hereby agrees to reduce its fee in any fiscal year by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or Adviser, but inclusive of the Adviser's fee) from exceeding [1 1/2% of the] *[an annual rate of 1.50% of the average daily]* net assets of the Fund.


                                  SECTION FOUR
                              DURATION; TERMINATION


     a. This agreement shall begin on [May 14, 1993. The agreement] *[the day and year first above written and]* shall continue in effect [from year to year thereafter, subject to the provisions for termination and all of the  other  terms  and  conditions  hereof,  if (1) such  continuation  shall be specifically approved at least annually] *[for a period of two years, if approved]* by vote of a majority of the outstanding voting securities of the Fund*[. After the initial two years of this agreement, this agreement shall continue in effect from year to year, subject to the provisions for termination and all of the other terms and conditions hereof; provided that such continuation shall be specifically approved at least annually (i) by vote of a majority]*[; and (2) Adviser shall not have notified the Fund, in writing, at least sixty days prior to the date of the Annual Shareholders Meeting of any year thereafter, that it does not desire such continuation.]

     [b. This agreement may be terminated by the Fund on 60 days notice in writing to Adviser, without the payment of any penalty, provided such termination be authorized by resolution] of the Board of Directors of the Fund or by vote of a majority of [it] *[the]* outstanding voting securities *[of the Fund, and (ii) by vote of a majority of the directors of the Fund who are not parties to this agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.]*

     *[b. This agreement may be terminated by the Fund or the Adviser on sixty days' notice in writing to the other party hereto, without the payment of any penalty; provided that such termination on the part of the Fund is authorized by resolution of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund.

     c. This agreement shall automatically and immediately terminate in the event of its assignment.

     d. For the purposes of this agreement, the terms "interested persons," "vote of a majority of the outstanding voting securities," and "assignment" shall have the meanings as provided in the Act and the rules and regulations thereunder].*

                                  SECTION FIVE
                             AMENDMENT OF AGREEMENT


This agreement may [not be amended, transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund; and] *[be amended or modified to the extent, and in the manner, permitted by the Act and the rules and regulations adopted thereunder; provided that no amendment or modification of]* this agreement shall [automatically and immediately terminate in the event of its assignment by Adviser] *[be effective unless the same shall be in writing and signed by all of the parties hereto]*.



     In witness whereof, the parties hereto have caused this agreement to be signed by their respective [Officers] *[officers]* thereunto duly authorized and their respective corporate seals to be hereunto affixed, the day and year first above written.

      [THE] BERWYN INCOME FUND, INC.            THE KILLEN GROUP, INC.



      *[By                                      *[By]*
      -----------------------------             -------------------------------
      Name]* [by]:  Kevin M. Ryan               [by] *[Name]*:  Robert E. Killen
      *[Title:]* Secretary -*[and]* Treasurer   *[Title:]* President

                                                                       EXHIBIT B


                      AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ______________, 1999 by and between The Berwyn Funds, a Delaware business trust ("Fund"), and the Berwyn Income Fund, Inc., a Pennsylvania corporation ("Corporation") (the Fund and the Corporation are hereinafter collectively referred to as the "parties").

     In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

         1.       Plan of Reorganization.

                  (a) Upon satisfaction of the conditions precedent described in
Section 3 hereof, the Corporation will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the
"Closing") all of the Corporation's then-existing assets to be conveyed, transferred and delivered to a series of shares of beneficial interest of the Fund designated to receive such assets (the "Berwyn Income Fund series"). In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Corporation's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities of the Corporation to become the obligations and liabilities of the Berwyn Income Fund series of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Berwyn Income Fund series, equal in number to the number of full and fractional shares of common stock, par value $1.00 per share, of the Corporation, outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

                  (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of the Corporation and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of the Berwyn Income Fund series of the Fund equal to the number of full and fractional shares such shareholder holds in the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of the Berwyn Income Fund series of the Fund shall be deemed to be the same as the net asset value per share of the shares of common stock of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of the Corporation will represent the same number of shares of the Berwyn Income Fund series of the Fund. Each shareholder of the Corporation will have the right to exchange his (her) share certificates for share certificates of the Berwyn Income Fund series of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Berwyn Income Fund series of the Fund to the shareholders of record of the Corporation, the shares of the Corporation held by such shareholder shall be cancelled.

                  (c) As soon as  practicable  after the  Effective  Date of the
Reorganization,   the   Corporation   shall  take  all  necessary   steps  under
Pennsylvania law to effect a complete dissolution of the Corporation.

         2.       Closing and Effective Date of the Reorganization.

                  The Closing shall consist of (1) the conveyance, transfer and delivery of the Corporation's assets to the Fund, in exchange for the assumption and payment by the Fund of the Corporation's liabilities; and (2) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Corporation at which this Agreement will be considered, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

         3.       Conditions Precedent.

                  The obligations of the Corporation and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority and orders from the U.S. Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

                  (b) (1) One or more post-effective amendments to the registration statement of the Corporation on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Registration Statement as are determined by the Trustees of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission; (2) the Fund shall have adopted as its own such Registration Statement, as so amended; (3) the most recent post-effective amendment to the Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated); and (4) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Corporation to a Delaware business trust shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

                  (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation, the Fund or the shareholders of the Corporation or the Fund;

                  (d)  The  Corporation   shall  have  received  an  opinion  of
Stradley,  Ronon,  Stevens  &  Young,  LLP,  dated  the  Effective  Date  of the
Reorganization, addressed to and in form and substance satisfactory to the Corporation, to the effect that (1) the Fund is duly formed as a business trust under the laws of the State of Delaware; (2) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (3) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Fund;

                  (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (1) the Corporation is a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania; (2) the Corporation is an open-end investment company of the management type registered under the 1940 Act; (3) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Corporation; and (4) this Agreement has been duly executed and delivered by the Corporation and is a legal, valid and binding agreement of the Corporation in accordance with its terms;

                  (f) The shares of the Berwyn Income Fund series of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Corporation are currently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

                  (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Corporation at an annual or special meeting of the shareholders or any adjournment thereof;

                  (h) The shareholders of the Corporation shall have voted to direct the Corporation to vote, and the Corporation shall have voted, as sole shareholder of the Berwyn Income Fund series of the Fund, to:

                           (1)     Elect as Trustees of the Fund the following
individuals: Messrs. Robert E. Killen, Edward A. Killen, II, Anthony N. Carrelli and Denis P. Conlon and Ms.Deborah D. Dorsi;

                           (2)     Select PricewaterhouseCoopers LLP as the
independent accountants for the Fund for the fiscal year ending
December 31, 1999;

                           (3)     If at the annual or special meeting specified
in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of the Corporation approve a proposal for a new investment advisory agreement ("New Investment Advisory Agreement") between the current investment adviser to the Corporation (the "Adviser") and the Corporation, approve an investment advisory agreement between the Adviser and the Fund on behalf of the Berwyn Income Fund series that is substantially identical to the New Investment Advisory Agreement;

                  (i) The Trustees of the Fund shall have taken the following actions at a meeting duly called for such purposes:

                           (1)     Approval of the investment advisory agreement
described in paragraph (h) of this Section 3 for the Berwyn Income Fund series of the Fund;

                           (2)     Selection of PricewaterhouseCoopers LLP as
the Fund's independent accountants for the fiscal year ending December 31, 1999;

                           (3)     Approval of the Fund's Transfer Agency
Services Agreement with PFPC Inc.;

                           (4)     Approval of the Custodian Services Agreement
with PFPC Trust Company;

                           (5)     Approval of the Selling Agreement between the
Fund and Berwyn Financial Services Corp. on behalf of the Berwyn Income Fund series of the Fund;

                           (6)     Authorization of the issuance by the Fund,
prior to the Effective Date of the Reorganization, of one share of the Berwyn Income Fund series of the Fund to the Corporation in consideration for the payment of $10.00 per share for the purpose of enabling the Corporation to vote on the matters referred in paragraph (h) of this Section 3 hereof;

                           (7)     Submission of the matters referred to in
paragraph (h) of this Section 3 to the Corporation as sole shareholder of the Berwyn Income Fund series of the Fund; and

                           (8)     Authorization of the issuance and delivery by
the Fund of shares of the Berwyn Income Fund series of the Fund on the Effective Date of the Reorganization in exchange for the assets of the Corporation pursuant to the terms and provisions of this Agreement.

                  At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed by the Board of Directors of the Corporation if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Corporation under this Agreement.

         4.       Termination.

                  The Board of Directors of the Corporation may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Corporation, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

         5.       Entire Agreement.

                  This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

         6.       Further Assurances.

                  The Corporation and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         7.       Counterparts.

                  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         8.       Governing Law.

                  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

                  IN WITNESS WHEREOF, the Fund and the Corporation have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or Executive Vice President and attested by its Secretary, all as of the day and year first-above written.

                                         Berwyn Income Fund, Inc.
                                         (a Pennsylvania Corporation)
Attest:


By:                                      By:
-----------------------------            -----------------------------
Name:  Kevin M. Ryan                     Name:  Robert E. Killen
Title:    Secretary                      Title:     President

                                         The Berwyn Funds
                                         (a Delaware business trust)
Attest:


By:                                      By:
-----------------------------            -----------------------------
Name:  Kevin M. Ryan                     Name:  Robert E. Killen
Title:    Secretary                      Title:    President

                                                                       EXHIBIT C
                 COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
         DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA BUSINESS CORPORATIONS

                             DELAWARE BUSINESS TRUST
--------------------------------------------------------------------------------
   GOVERNING DOCUMENTS     -- Created by a governing instrument (which may
                           consist of one or more instruments, including an agreement and declaration of trust and By-Laws) and a Certificate of Trust, which must be filed with the Delaware Secretary of State. The Delaware Business
                           Trust ("DBT") statutes found at Del. Code. Ann. Title
                           12, ss.3801, et seq. are referred to in this chart as the "Delaware Act."

                           -- A DBT is an unincorporated association organized under the Delaware Act, which operates similar to a typical corporation. A DBT's operations are governed by a trust instrument and By-Laws. The business and affairs of a DBT are managed by or under the direction of a Board of Trustees.

                           -- A DBT may be organized as an open-end investment company subject to the Investment Company Act of 1940, as amended (the "1940 Act"). Shareholders own shares of "beneficial interest" as compared to the shares of "common stock" issued by corporations. There is however, no practical difference between the two types of shares.

                           -- As described in this chart, DBTs are granted a significant amount of organizational and operational flexibility. The Delaware Act makes it easier to obtain needed shareholder approvals, and also permits management of a DBT to take various actions without being required to make state filings or obtain shareholder approval. The Delaware Act also contains favorable limitations on shareholder and Trustee liability, and provides for indemnification out of trust property for any shareholder or Trustee that may be held personally liable for the obligations of a DBT.

                           -- The newly created DBT is referred to as the "New Fund," while the series of shares of the new Fund that correspond to the Berwyn Income Fund, Inc. (the "Current Fund") is referred to as the "New Series."
--------------------------------------------------------------------------------
MULTIPLE SERIES AND
CLASSES -- Under the Delaware Act, a declaration of trust may provide for classes, groups or series of shares, or classes, groups or series of shareholders, having such relative rights, powers and duties as the declaration of trust may provide. The series and classes of a DBT may be described in the declaration of trust or in resolutions adopted by the board of trustees. Neither state filings nor shareholder approval is required to create series or classes. The New Fund's Agreement and Declaration of Trust (the "Declaration of Trust") permits the creation of multiple series and classes and establishes the provisions relating to shares.

                           -- The Delaware Act explicitly provides for a reciprocal limitation of interseries liability. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of a multiple series investment company registered under the 1940 Act are enforceable only against the assets of such series, and not against the assets of the trust, or any other series, generally, provided that:

                              (i) the governing instrument creates one or more series;

                              (ii)separate and distinct records are maintained for any such series;

                              (iii) the series' assets are held and accounted for separately from the trust's other assets or any series thereof;

                              (iv)notice of the limitation on liabilities of the series is set forth in the certificate of trust; and

                              (v) the governing instrument so provides.

                           The Declaration of Trust for the New Fund provides that each of its New Series shall not be charged with the liabilities of any other series. Further, it states that any general assets or liabilities not readily identifiable as to a particular series will be allocated or charged by the Trustees of the New Fund to and among any one or more series in such manner, and on such basis, as the Trustees deem fair and equitable in their sole discretion. As required by the Delaware Act, the New Fund's Certificate of Trust specifically limits the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the New Fund as enforceable against the assets of that series of the New Fund, and not against the assets of the New Fund generally.

                           -- A court applying federal securities law may not
                           respect provisions that serve to limit the liability
                           of one series of an investment company's shares for
                           the liabilities of another series. Accordingly,
                           provisions relating to series liability contained in
                           a Declaration of Trust may be preempted by the way in
                           which the courts interpret the 1940 Act.
--------------------------------------------------------------------------------
   SHAREHOLDER VOTING
    RIGHTS AND PROXY
      REQUIREMENTS         -- The governing instrument determines shareholders'
                           rights. The Declaration of Trust for the New Fund provides that shareholders of record of each share are entitled to one vote for each full share, and a fractional vote for each fractional shares. In addition, shareholders are not entitled to cumulative voting for electing a Trustee(s) or for any other matter. The Declaration of Trust further provides that voting by the New Fund will occur separately by series, and if applicable, by class, subject to: (1) requirements of the 1940 Act where shares of the Fund must be voted in the aggregate without reference to series or class, and (2) where the matter affects only a particular series or class.
                           The Delaware Act and By-Laws for the New Fund also permit the New Fund to accept proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided such authorization is received within eleven (11) months before the meeting.

                           -- Delaware law provides a much greater level of
                           flexibility for proxy solicitations.
--------------------------------------------------------------------------------
 SHAREHOLDERS' MEETINGS    -- Delaware law permits special shareholder meetings
                           to be called for any purpose. However, the governing
                           instrument determines beneficial owners' rights to
                           call meetings. The Declaration of Trust for the New
                           Fund provides that the Board of Trustees shall call
                           shareholder meetings for the purpose of (1) electing
                           Trustees, (2) taking action upon matters prescribed
                           by law, the Declaration of Trust or By-Laws, or (3)
                           taking action upon any other matter deemed necessary
                           or desirable by the Board of Trustees. The By-Laws
                           further provide that a shareholder meeting may be
                           called at any time by the Board of Trustees, by the
                           Chairperson of the Board, or by the President or any
                           Vice President or the Secretary and any two (2)
                           Trustees. An annual shareholders' meeting is not
                           required by Delaware law, the Declaration of Trust or
                           By-Laws.
--------------------------------------------------------------------------------
QUORUM REQUIREMENT --      The Declaration of Trust of the New Fund, consistent
                           with the Delaware Act, establishes a quorum when thirty-three and one-third percent (33-1/3%) of the shares entitled to vote are present in person or by proxy. For purposes of determining whether a quorum exists, the Declaration of Trust provides that abstentions and broker non-votes are included and treated as votes present at the shareholders' meeting but are not treated as votes cast.

                           -- The By-Laws provide that a majority of the
                           Trustees constitute a quorum for the transaction of
                           business. The Board of Trustees may take action by
                           written consent of a majority of the members of the
                           Board of Trustees.
--------------------------------------------------------------------------------
     ACTION  WITHOUT
SHAREHOLDERS'  MEETING     -- Delaware law permits the governing instrument to
                           set forth the procedure whereby action required to be
                           approved by shareholders at a meeting may be done by
                           consent. The Declaration of Trust for the New Fund
                           allows an action to be taken absent a shareholder
                           meeting if the shareholders having not less than the
                           minimum number of votes that would be necessary to
                           authorize or take that action at a meeting at which
                           all shares entitled to vote on the matter were
                           present and voted, consent to the action in writing.
--------------------------------------------------------------------------------
    MATTERS REQUIRING
  SHAREHOLDER APPROVAL     -- The Delaware Act affords Trustees the ability to
                           easily adapt a DBT to future contingencies. For example, Trustees may be authorized to incorporate a DBT, to merge or consolidate with another entity, to cause multiple series of a DBT to become separate trusts, to change the domicile or to liquidate a DBT, all without having to obtain a shareholder vote. More importantly, in cases where funds are required or do elect to seek shareholder approval for transactions, the Delaware Act provides great flexibility with respect to the quorum and voting requirements for approval of such transactions.

                           -- The Declaration of Trust for the New Fund, consistent with the Delaware Act, affords shareholders the power to vote on the following matters:

                              (1) the election of Trustees (including the filling of any vacancies);

                              (2)as required by the Declaration of Trust, By-Laws, the 1940 Act or registration statement; and

                              (3)other matters deemed by the Board of Trustees to be necessary or desirable.

                           -- The Declaration of Trust provides that when a
                           quorum is present, a majority of votes cast shall
                           decide any issues, and a plurality shall elect a
                           Trustee(s), unless a different vote is required by
                           the Declaration of Trust, By-Laws or under applicable
                           law.
--------------------------------------------------------------------------------
 AMENDMENTS TO GOVERNING
        DOCUMENTS          -- The Delaware Act provides broad flexibility with
                           respect to amendments of governing documents of a DBT. The New Fund's Declaration of Trust states that, if shares have been issued, shareholder approval to adopt amendments to the Declaration of Trust is only required if such adoption would adversely affect to a material degree the rights and preferences of the shares of any series (or class) already issued.
                           Before adopting any amendment to the Declaration of Trust relating to shares without shareholder approval, the Trustees are required to determine that the amendment is: (i) consistent with the fair and equitable treatment of all shareholders, and (ii) shareholder approval is not required by the 1940 Act or other applicable law.

                           -- The New Fund's By-Laws may be adopted, amended or
                           repealed by the Board of Trustees.
--------------------------------------------------------------------------------
RECORD DATE/NOTICE         -- The Delaware Act permits a governing instrument to
                           contain provisions that provide for the establishment of record dates for determining voting rights.

                           -- The Declaration of Trust for the New Fund provides that the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty (180) days, nor less than seven (7) days, before the date of any such meeting. The Declaration of Trust for the New Fund also establishes procedures by which a record date can be set if the Board fails to establish a record date in accordance with the above procedures. In such situations, the record date for determining which shareholders are entitled to notice of or to vote at any meeting, is set at the close of business on the first business day that precedes the day on which notice is given or, if notice is waived, at the close of business on the business day which is five (5) days next preceding the day on which the meeting is held. The Declaration of Trust provides that the record date for determining shareholders entitled to give consent to action in writing without a meeting is determined in the following manner: (i) when the Board of Trustees has not taken prior action, the record date will be set on the day on which the first written consent is given; or (ii) when the Board of Trustees has taken prior action, the record date will be set at the close of business on the day on which the Board of Trustees adopt the resolution relating to that action or the seventy-fifth (75th) day before the date of such other action, whichever is later.

                           -- The By-Laws for the New Fund provides that all notices of shareholder meetings shall be sent or otherwise given to shareholders not less than seven
                           (7) or more than ninety-three (93) days before the date of the meeting. 3
__________________
3 Pursuant to the By-Laws of the New Fund, regular meetings of the Board of Trustees may be held without notice. Special meetings of the Board of Trustees require at least seven (7) days notice, if given by United States mail, and at least forty-eight (48) hours notice, if notice is delivered personally, by telephone, by courier, to the telegraph company, or by express mail, facsimile, electronic mail or similar service.

--------------------------------------------------------------------------------
REMOVAL OF DIRECTORS/
TRUSTEES                   -- The Delaware Act is silent with respect to the
                           removal of Trustees. However, the Declaration of
                           Trust states that the Board of Trustees, by action of
                           a majority of the then Trustees at a duly constituted
                           meeting, may fill vacancies in the Board of Trustees
                           or remove Trustees with or without cause.
--------------------------------------------------------------------------------
SHAREHOLDER RIGHTS OF
INSPECTION                 -- The Delaware Act sets forth the rights of
                           shareholders to gain access to and receive copies of certain Trust documents and records. This right is qualified to the extent otherwise provided in the governing instrument of the DBT as well as a reasonable demand standard related to the shareholder's interest as an owner of the DBT.

                           -- Consistent with Delaware law, the By-Laws of the
                           New Fund provide that at reasonable times during
                           office hours, a shareholder may inspect the share
                           registry and By-Laws. The By-Laws further permit, at
                           any reasonable time during usual business hours, for
                           a purpose reasonably related to the shareholder's
                           interests, a shareholder to inspect and copy
                           accounting books and records and minutes of
                           proceedings of the shareholders and the Board of
                           Trustees and any committee or committees of the Board
                           of Trustees.
--------------------------------------------------------------------------------
   DIVIDENDS AND OTHER
      DISTRIBUTIONS       -- The Delaware Act does not contain any statutory
                           limitations on the payment of dividends and other
                           distributions. The New Fund By-Laws specify that the
                           declaration of dividends is subject to the
                           Declaration of Trust and applicable law. In addition,
                           the By-Laws provide that prior to payment of
                           dividends, the New Fund may set aside a reserve(s) to
                           meet contingencies, equalizing dividends, repairing
                           or maintaining property or for other purposes deemed
                           by the Trustees to be in the best interest of the
                           Fund.
--------------------------------------------------------------------------------
 SHAREHOLDER/ BENEFICIAL
OWNER  LIABILITY           -- Personal liability is limited by the Delaware Act
                           to the amount of investment in the trust and may be
                           further limited or restricted by the governing
                           instrument. Consistent with Delaware law, the
                           Declaration of Trust for the New Fund provides that
                           the DBT, its Trustees, officers, employees, and
                           agents do not have the power to personally bind a
                           shareholder. Shareholders of the DBT are entitled to
                           the same limitation of personal liability extended to
                           stockholders of a private corporation organized for
                           profit under the general corporation law of the State
                           of Delaware.
--------------------------------------------------------------------------------
    DIRECTOR/ TRUSTEE
      LIABILITY            -- Subject to the declaration of trust, the Delaware
                           Act provides that a trustee, when acting in such capacity, may not be held personally liable to any person other than the DBT or a beneficial owner for any act, omission or obligation of the DBT or any trustee. A trustee's duties and liabilities to the DBT and its beneficial owners may be expanded or restricted by the provisions of the declaration of trust.

                           -- The Declaration of Trust for the New Fund provides
                           that the Trustees shall not be liable or responsible
                           in any event for any neglect or wrongdoing of any
                           officer, agent, employee, manager or principal
                           underwriter of the New Fund, nor shall any Trustee be
                           responsible for the act or omission of any other
                           Trustee. In addition, the Declaration of Trust
                           provides that the Trustees acting in their capacity
                           as Trustees, shall not be personally liable for acts
                           done by or on behalf of the New Fund.
--------------------------------------------------------------------------------
     INDEMNIFICATION       -- The Delaware Act permits a DBT to indemnify and
                           hold harmless any trustee, beneficial owner or agent from and against any and all claims and demands.
                           Consistent with the Delaware Act, the Declaration of Trust for the New Fund provides for the indemnification of officers and Trustees from and against any and all claims and demands arising out of or related to the performance of duties as an officer or Trustee. The New Fund will not indemnify, hold harmless or relieve from liability Trustees or officers for those acts or omissions for which they are liable if such conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. In addition, the New
                           Fund's By-Laws provide that a Trustee is not entitled to indemnification from liability: (i) with respect to any claim, issue or matter as to which such Trustee shall have been adjudged to be liable in the performance of his or her duty to the Fund, unless the court in which that action was brought shall determine that the Trustee is fairly and reasonably entitled to indemnity; (ii) with respect to any claim, issue or matter as to which the Trustee shall have been adjudged to be liable on the basis that personal benefit was improperly received by the Trustee, whether or not the benefit resulted from an action taken in the Trustee's official capacity; or
                           (iii) with respect to amounts paid in settling or otherwise disposing of a threatened or pending action which settled or was otherwise disposed of without court approval, unless the Fund's Board of Trustees has found that the Trustee has acted in accordance with the appropriate standard of conduct.

                           -- The Declaration of Trust also provides that any
                           shareholder or former shareholder that is exposed to
                           liability by reason of a claim or demand related to
                           having been a shareholder, and not because of his or
                           her acts or omissions, shall be entitled or beheld
                           harmless and indemnified out of the assets of the
                           DBT.
--------------------------------------------------------------------------------
        INSURANCE          -- The Delaware Act does not contain a provision
                           specifically related to insurance. The Trust's
                           Declaration of Trust provides that the Trustees shall
                           be entitled and have the authority to purchase with
                           Trust assets insurance for liability and for all
                           expenses reasonably incurred or paid or expected to
                           be paid by a Trustee or officer in connection with
                           any claim, or proceeding in which he or she becomes
                           involved by virtue of his or her capacity (or former
                           capacity) with the Trust. The By-Laws of the New Fund
                           permit such insurance coverage to extend to employees
                           and other agents of the New Fund.
================================================================================

--------------------------------------------------------------------------------
                                   PENNSYLVANIA BUSINESS CORPORATION
--------------------------------------------------------------------------------
   GOVERNING DOCUMENTS     -- A corporation's articles of incorporation must be
                           filed with the Department of State, Corporation
                           Bureau of the Commonwealth of Pennsylvania in order to form a Pennsylvania corporation.

                           -- Under Pennsylvania law, the business and affairs of a corporation are governed by its articles of incorporation (the "Articles") and by-laws (the "By-Laws") (collectively, the "charter documents"). A Board of Directors (the "Board") manages or directs the business and affairs of a Pennsylvania corporation.

                           -- A Pennsylvania corporation organized as an open-end investment company is subject to the 1940 Act.
--------------------------------------------------------------------------------
MULTIPLE SERIES AND
CLASSES                     -- Pennsylvania law permits a corporation to issue
                           one or more classes of stock and, if the stock is divided into classes, the charter is required to describe each class, including any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption. The charter documents that describe a new series or classes, or a change to an existing series or class, are amendments to the fund's charter documents and must be filed with the Commonwealth of Pennsylvania.

                           -- An amendment to the Articles described above may be made solely by action of the Board if authorized by the Articles. Unless otherwise restricted in the Articles, authority granted to the Board to determine the number of shares of any class or series shall be deemed to include the power to increase the number of shares of the class or series to a number not greater than the aggregate number of shares of all classes and series that the corporation is authorized to issue by the Articles and to decrease the number of shares of a class or series to a number not less than the total of all classes and series outstanding. Upon a decrease of shares, the affected shares shall continue as part of the aggregate number of shares of all classes and series that the corporation is authorized to issue. Unless otherwise restricted in the Articles, if no shares of a class or series are outstanding, the Board may amend the designations and the voting rights, preferences, limitations and special rights, if any, of the shares of the class or series.

                           -- Pennsylvania law does not contain specific statutory provisions addressing series liability with respect to a multiple series investment company; however, if the stock of a corporation is divided into classes, Pennsylvania law requires the corporation's charter documents to set forth any preferences or restrictions relating to such classes. The Current Fund's charter documents do not create any classes or series and are silent regarding series liability.

                           -- The Articles of Incorporation and By-Laws of the Current Fund are consistent with Pennsylvania law.

                           -- A court applying federal securities law may not respect provisions that serve to limit the liability of one series of an investment company's shares for the liabilities of another series. Accordingly, provisions relating to series liability contained in the charter documents may be preempted by the way in which the courts interpret the 1940 Act.
--------------------------------------------------------------------------------
   SHAREHOLDER VOTING
    RIGHTS AND PROXY
      REQUIREMENTS          -- Pennsylvania law provides that the holder of each
                           share of stock of a corporation is entitled to one vote for each full share. The charter documents of the Current Fund further state that shareholders are not entitled to cumulative voting for electing director(s). The charter of the Fund is silent regarding the manner in which series or class voting occurs.

                           -- Pennsylvania law permits shareholders to vote in
                           person at the meeting or by proxy through a signed
                           writing. The writing must be executed by the
                           shareholder or his duly authorized attorney-in-fact
                           and filed with the secretary of the corporation.
                           Execution may be achieved through a telegram, telex,
                           cablegram, datagram or similar transmission from a
                           shareholder or attorney-in-fact, or a photographic,
                           facsimile or similar reproduction of a writing
                           executed by a shareholder or attorney-in-fact. In
                           addition, such execution is proper if the writing
                           sets forth a confidential and unique identification
                           number or other mark furnished by the corporation to
                           the shareholder for the purposes of a particular
                           meeting or transaction.
--------------------------------------------------------------------------------
 SHAREHOLDERS' MEETINGS    -- Pennsylvania law provides for a special meeting
                           upon the written request of 20% or more of all eligible votes, unless the Articles contain a provision setting forth a different percentage of votes necessary to call the special meeting. In addition, Pennsylvania law also provides for special shareholder meetings at any time if called by the Board or such other corporate officers or other persons as provided in the by-laws. The Current
                           Fund's By-Laws permit special meetings of shareholders to be called by the President, Board, or shareholders entitled to cast at least 10% of the eligible votes.

                           -- Under Pennsylvania law, an annual meeting of shareholders is required for corporations unless the articles of incorporation provide otherwise. The By-Laws of the Current Fund establish an annual meeting of shareholders on the fourth Friday of March each year.
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QUORUM REQUIREMENT --

                           -- Pennsylvania law and the By-Laws of the Current Fund provide that the presence in person or by proxy of the holders of record of a majority of the outstanding shares of stock entitled to vote constitute a quorum, with the exception that in the case of an election of directors previously adjourned for lack of a quorum, those shareholders entitled to vote who actually attend the meeting of shareholders in person or by proxy will constitute a quorum. With respect to other matters previously adjourned for one or more periods of at least 15 days due to the absence of a quorum, those shareholders entitled to vote who actually attend the meeting of shareholders in person or by proxy will constitute a quorum for the purpose of acting on any matter set forth in the notice of meeting if the notice so states that the shareholders who attend the adjourned meeting shall constitute a quorum.

                           -- The By-Laws of the Current Fund require a majority
                           of the directors present to constitute a quorum to
                           transact business. The Board of Directors may take
                           action by unanimous written consent in lieu of a
                           meeting.
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     ACTION  WITHOUT
SHAREHOLDERS'  MEETING     -- Under  Pennsylvania law, any action required to be
                           approved at a meeting of the shareholders may also be
                           approved  by the  unanimous  written  consent  of the
                           shareholders   entitled  to  vote  at  such  meeting.
                           Pennsylvania  law  also  permits  action  by  partial
                           written   consent   upon  the   written   consent  of
                           shareholders  entitled  to  cast  the  minimum  votes
                           necessary  to  authorize  the  action at a meeting of
                           shareholders,  if the by-laws of the  corporation  so
                           provide.  The By-Laws of the Current  Fund are silent
                           regarding partial written consent.
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    MATTERS REQUIRING
  SHAREHOLDER APPROVAL

                           -- Pennsylvania law generally requires shareholder approval by a majority of all votes entitled to be cast to approve the following:

                              (1)amendments or restatements of the articles; 1

                              (2)reduction of stated capital;

                              (3)a consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all the assets of the corporation; 2

                              (4)distribution in partial liquidation; or

                              (5)a voluntary dissolution.

                           -- The Current Fund's By-Laws are silent regarding the specific matters requiring shareholder approval.

_________________
1 Approval of  shareholders is not required if: (1) Shares have not been issued;
(2) corporate name change; (3) providing for perpetual existence; (4) a reduction in authorized shares effected by share repurchase and corresponding deletion of references to a class or series of shares that is no longer outstanding; (5) adding or deleting provisions relating to uncerticated shares; and (6) certain actions by a corporation having only one class of shares outstanding to permit a stock dividend, effect a stock split, increase the number of shares and/or change the par value of the shares.


2 Unless otherwise required by the corporation's by-laws, Pennsylvania law does not require shareholder approval if: (1) the new corporation is also a
Pennsylvania corporation with identical articles of incorporation; (2) each share of the corporation prior to the merger continues or is converted into an identical share of the new corporation; (3) the majority of the votes entitled to be cast for the election of directors in the surviving or new corporation;
(4) another corporation that is a party to the merger owns directly or indirectly 80% or more of the outstanding shares of each class of the corporation; or (5) no shares of the corporation have been issued prior to the adoption of the plan of merger by the board of directors.
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 AMENDMENTS TO GOVERNING
        DOCUMENTS          -- Under Pennsylvania law, the articles of a
                           Pennsylvania corporation may be amended (i) upon adoption of a resolution by the directors or by petition of shareholders entitled to cast at least
                           10% of the votes, which sets forth the proposed amendments; and (ii) approval of the proposed amendment by the holders of a majority of the corporation's outstanding shares entitled to vote, unless such shareholder approval is unnecessary as described above in footnote 1.

                           -- The Current Fund's charter documents are consistent with Pennsylvania law. However, the Current Fund's charter documents are silent regarding whether certain amendments may be approved without shareholder approval. Because shareholder approval is required for most amendments to the Current Fund's charter documents, Pennsylvania law is more restrictive than the Delaware Act.

                           -- Consistent with Pennsylvania law, the Current
                           Fund's By-Laws also provide that they may be amended
                           or repealed by the affirmative vote of the holders of
                           a majority of shares entitled to vote thereon.
--------------------------------------------------------------------------------
RECORD DATE/NOTICE         -- Pennsylvania law contains provisions by which a
                           corporation may determine which shareholders are entitled to notice of a meeting, to vote at a meeting, or to any other rights. Pennsylvania law requires, unless otherwise restricted in the by-laws, that the record date be not more than ninety (90) days prior to the date of meeting of shareholders. If the corporation does not set a record date, Pennsylvania law requires, unless otherwise provided in the by-laws, that the date for determining shareholders entitled to notice of or to vote at a meeting of shareholders is the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is to be held. The record date for determining shareholders entitled to (i) express consent or dissent to corporate action in writing without a meeting, when prior action by the board of directors is not necessary, (ii) call a special meeting of the shareholders, or (iii) propose an amendment to the Articles, is the close of business on the day on which the first written consent or dissent, request for a special meeting or petition proposing an amendment of the Articles is filed with the secretary of the corporation. In addition, the record date for determining shareholders for any other purpose is the close of business on the day on which the board adopts the corresponding resolution.

                           -- Consistent with Pennsylvania law, the Current Fund's By-Laws provide that written notice of the annual meeting be given to each shareholder not less than 14 nor more than 30 days prior to the meeting. With respect to special meetings of shareholders, written notice must be provided to shareholders at least 10 days before such meeting.
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REMOVAL OF DIRECTORS/
      TRUSTEES -- Under Pennsylvania law, shareholders may remove a director with or without cause. Unless the by-laws provide otherwise, Pennsylvania law requires the affirmative vote of a majority of all votes entitled to be cast for the election of directors to remove a director. In addition, unless the charter provides otherwise, if a class or series is entitled to elect one or more directors separately, such director may not be removed without cause except by the affirmative vote of a majority of all the votes of that particular series or class.

                           -- The Current Fund's charter documents are silent
                           regarding the removal of directors.
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SHAREHOLDER RIGHTS OF
     INSPECTION            -- Pennsylvania law provides that during normal
                           business hours a shareholder for any proper purpose may inspect and copy the following corporate documents: the share register, books and records of account, and records of the proceedings of the incorporators, shareholders and directors. A proper purpose is deemed a purpose reasonably related to the interest of the person as a shareholder.

                           -- If the corporation, or an officer or agent thereof, refuses to permit an inspection sought by a shareholder, attorney or other agent acting for the shareholder or does not reply to the demand within five (5) business days, the shareholder may apply to a court for an order to compel inspection. The court will determine whether the person seeking inspection is entitled to the inspection sought, and may order the corporation to permit the shareholder to inspect and make copies of the share register and the other books and records of the corporation. Alternatively, a court may instead order the corporation to furnish to the shareholder a list of shareholders as of a specific date on condition that the shareholder pay the corporation for the reasonable cost of obtaining and furnishing the list and/or such other conditions as deemed appropriate. Where the shareholder seeks to inspect the books and records of the corporation, other than its share register or list of shareholders, said shareholder must first establish:
                           (1) that he has complied with the provisions of this section respecting the form and manner of making demand for inspection of the document; and (2) that the inspection he seeks is for a proper purpose.

                           -- If the shareholder complies with the inspection
                           requirements for an inspection of the share register
                           and/or shareholder lists, then the burden of proof is
                           on the corporation to establish that the inspection
                           is for an improper purpose. A court may prescribe
                           limits or conditions on the inspection or award such
                           other relief as deemed just and proper.
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   DIVIDENDS AND OTHER
      DISTRIBUTIONS        -- Pennsylvania law allows the payment of a dividend
                           or other distribution unless, after giving effect to the dividend or other distribution: (1) the corporation would not be able to pay its debts as they become due in the usual course of its business;
                           or (2) the corporation's total assets would be less than the corporation's total liabilities plus (unless the corporation's charter provides otherwise) the amount that would be needed, if the corporation were to be dissolved at the time as of which the distribution is measured, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights upon dissolution are superior to those receiving the distribution.

                           -- The Current Fund's By-Laws provide that prior to
                           payment of dividends, funds may be set aside out of
                           net profits, as a reserve to meet contingencies, for
                           equalizing dividends, or for repairing or maintaining
                           Current Fund property or for other purposes deemed by
                           the directors to be in the best interest of the
                           Current Fund.
--------------------------------------------------------------------------------
 SHAREHOLDER/ BENEFICIAL
OWNER  LIABILITY           -- As a general matter, the shareholders of a
                           Pennsylvania corporation are not under any liability
                           to the corporation or any creditor of the corporation
                           with respect to their shares other than the personal
                           obligation to pay for such shares. The charter
                           documents are silent regarding shareholder liability.
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    DIRECTOR/ TRUSTEE
      LIABILITY            -- Pennsylvania law requires a director to perform
                           his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. A director who performs his or her duties in accordance with this standard has no liability by reason of being or having been a director. In performing his duties, a director may rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, prepared or presented by certain third parties which the director reasonably believes to be reliable and competent. A director is not considered to be acting in good faith if he has knowledge concerning the matter in question that would cause his reliance to be unwarranted.

                           -- The Current Fund's charter documents do not
                           contain provisions regarding director liability.
--------------------------------------------------------------------------------
      INDEMNIFICATION      -- Under Pennsylvania law, a director, officer or
                           other representative of the corporation who is threatened or made a party to a third party and/or derivative action on behalf of the corporation may be indemnified against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner he reasonably believed to be in the best interest of (or not opposed to) the corporation. With respect to any criminal proceeding, such person would be indemnified as long as he had no reasonable cause to believe his conduct was unlawful.

                           -- Indemnification is generally not provided for claims or matters as to which the person has been held liable to the corporation. A court of common pleas in the judicial district of the county of the registered office of the corporation may, however, determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for expenses.

                           -- Unless ordered by a court, any third party or derivative action indemnification will be made by the corporation upon a determination that indemnification is proper in the circumstances. The determination shall be made:

                              (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action or proceeding;

                              (2) if such a quorum is not obtainable or if obtainable and a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

                              (3) by shareholders.

                           -- The Current Fund's By-Laws provide that no director or officer may be indemnified from any judgment, verdict or settlement resulting from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Current Fund may advance to any director or officer funds to pay attorneys' fees and other expenses incurred in defending a proceeding. The director or officer receiving this advance will be personally liable to repay such advance if it is ultimately determined that the director or officer is not entitled to indemnification.

                           The Current Fund's By-Laws also provide that a director or officer will be entitled to indemnification if:

                                        (1) a final decision on the merits by a
                              court or other body before whom the proceeding was brought finds such director or officer that is to be indemnified is not liable or is liable only as a result of ordinary negligence; or

                                        (2) a reasonable determination by
                              independent legal counsel in a written opinion, finds such director or officer was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
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        INSURANCE          -- Under Pennsylvania Law, a corporation may purchase
                           insurance on behalf of any director, officer, employee or other representative of the corporation against any liability asserted against and incurred by such person in any capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify such person against such liability. The Current Fund's By-Laws are silent with respect to this issue.
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